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                                                                    EXHIBIT 23.3




                                December 8, 1998


     The GartnerGroup hereby consents to the reference to its firm in the Registration Statement on Form S-1 filed by Exchange Applications, Inc. in connection with its initial public offering and to the filing of this letter as an exhibit to the Registration Statement.



                                                     GARTNERGROUP




                                                     By: /s/ John Kirstetler
                                                         ---------------------
                                                         Name: John Kirstetler